UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2019

BOINGO WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35155	95-4856877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., 23rd Floor Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	WIFI	The NASDAQ Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 1, 2019, Boingo Wireless, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2019. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 30, 2019, the Board of Directors (the “Board”) of the Company, based on the recommendation of the Board’s Nominating and Corporate Governance Committee, authorized and approved (i) an increase in the number of members of the Board from eight to nine members and (ii) the appointment of Roy Chestnutt as a member of the Board and to the Steering Committee, effective immediately. Mr. Chestnutt’s term will expire at the 2020 annual meeting of stockholders. The Company issued a press release announcing the appointment of Mr. Chestnutt. A copy of that press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

Mr. Chestnutt currently serves as a senior advisor at Blackstone and VMware Inc., a member of the board of directors and various committees of Telstra Corporation, Limited, Saudi Telecom Company and Digital Turbine, Inc., and a non-executive partner at Delta Partners. From January 2013 to November 2017 Mr. Chestnutt served as Executive Vice President and Chief Strategy Officer for Verizon Communications, Inc. and Verizon Nederland B.V., where he was responsible for the development and implementation of Verizon’s overall corporate strategy, including business development, joint ventures, strategic investments, acquisitions and divestitures. Mr. Chestnutt has previously held leadership positions with Motorola Networks, Grande Communications, Sprint-Nextel and AirTouch. Mr. Chestnutt has also been a director for the international industry association GSMA and is a former chair of the Chief Strategy Officers Group, which includes 25 global strategists from the world’s leading wireless carriers. Mr. Chestnutt holds an MBA from the University of San Francisco, and a B.S. in Business Administration from San Jose State University.

The Company’s non-employee director compensation program for fiscal 2019 provides for an annual cash retainer of $43,000 for service on the Board, payable in four equal quarterly installments, and on a pro-rata basis for service during any portion of a quarter.  Additionally, the Company’s non-employee director compensation program provides for an initial award of restricted stock units (the “RSU Award”) for that number of shares of common stock equal to the quotient obtained by dividing $200,000 by the average of the closing sales price of the Company’s common stock for the five consecutive trading days prior to the date of grant (rounded down to the next whole number of shares). Under this program and subject to certain exceptions, the RSU Award will be granted on August 6, 2019. The RSU Award will vest 331/3% per year over a three-year period of continuous service and is subject to accelerated vesting in the event of a change of control, termination in service or the Company’s first regular meeting of stockholders that occurs in 2022. The RSU Award is subject to the terms and conditions of the Company’s 2011 Equity Incentive Plan and a Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement in the form previously approved by the Board and filed with the Securities and Exchange Commission (the “SEC”) on August 4, 2017, as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and is incorporated herein by reference.

The Company also entered into an Indemnification Agreement with Mr. Chestnutt. The Indemnification Agreement provides for indemnification and advancement of litigation and other expenses to Mr. Chestnutt to the fullest extent permitted by law for claims relating to his service to the Company or its subsidiaries. The Company’s form of indemnification agreement was filed with the SEC on March 21, 2011 as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 and is incorporated herein by reference.

There are no family relationships between Mr. Chestnutt and any of the Company’s directors or executive officers and Mr. Chestnutt does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There were no arrangements or understandings by which Mr. Chestnutt was named a director.

Item 8.01. Other Events.

On July 30, 2019, the Board authorized a new stock repurchase program under which the Company may repurchase up to $20 million of the Company’s outstanding shares of common stock through July 31, 2020. The program replaced and superseded the Company’s existing stock repurchase program. Under the program, the Company may repurchase shares in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the Securities Exchange Act of 1934. The extent to which the Company may repurchase shares, and the timing of such repurchases, will depend upon a variety of factors, including market conditions, regulatory requirements and other corporate considerations, as determined by management. The repurchase program may be extended, suspended or discontinued at any time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Form of Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 filed with the Securities and Exchange Commission on August 4, 2017).

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 21, 2011).
99.1	Press release dated August 1, 2019 entitled “Boingo Wireless Reports Second Quarter 2019 Financial Results” issued by Boingo Wireless, Inc. on August 1, 2019.
99.2	Press release dated August 1, 2019 entitled “Boingo Wireless Appoints Roy H. Chestnutt to its Board of Directors” issued by Boingo Wireless, Inc. on August 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOINGO WIRELESS, INC.

Date: August 1, 2019	By:	/s/ Peter Hovenier
Peter Hovenier
Chief Financial Officer